Summary Prospectus	June 30, 2017

Share class (Symbol): A (LWEAX), A2 (WEMDX), C (WAEOX), C1 (LWECX), FI (LMWDX), R (WAERX), I (SEMDX), IS (LWISX)

WESTERN ASSET

EMERGING MARKETS

DEBT FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated June 30, 2017 and as may be amended or supplemented, the fund’s statement of additional information, dated June 30, 2017 and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated February 28, 2017, are incorporated by reference into this Summary Prospectus.

Investment objective

The fund seeks to maximize total return.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 26 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents”

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

on page 52 of the fund’s Prospectus and in the fund’s statement of additional information (“SAI”) on page 74 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class C1	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	4.25	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	1.00	1.00	None	None	None	None
Small account fee[5]	$15	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class C1	Class FI	Class R	Class I	Class IS
Management fees	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.70	0.25	0.50	None	None
Other expenses	0.35	035	0.37	0.43	0.26	0.44[6]	0.32	0.30
Total annual fund operating expenses	1.35	1.35	2.12	1.88	1.26	1.69	1.07	1.05
Fees waived and/or expenses reimbursed[7]	(0.25)	(0.05)	(0.27)	(0.33)	(0.16)	(0.29)	(0.27)	(0.35)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.10	1.30	1.85	1.55	1.10	1.40	0.80	0.70

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[5]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
[6]	“Other expenses” for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual fund operating expenses will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares, 1.55% for Class C1 shares, 1.10% for Class FI shares, 1.40% for Class R shares, 0.80% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

2	Western Asset Emerging Markets Debt Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated
●	Your investment has a 5% return each year and the fund’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	532	811	1,110	1,960
Class A2 (with or without redemption at end of period)	552	829	1,128	1,975
Class C (with redemption at end of period)	288	638	1,115	2,432
Class C (without redemption at end of period)	188	638	1,115	2,432
Class C1 (with redemption at end of period)	258	560	987	2,176
Class C1 (without redemption at end of period)	158	560	987	2,176
Class FI (with or without redemption at end of period)	112	383	676	1,507
Class R (with or without redemption at end of period)	143	505	891	1,974
Class I (with or without redemption at end of period)	82	314	565	1,283
Class IS (with or without redemption at end of period)	72	300	546	1,251

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in fixed income securities issued by governments, government-related entities and corporations located in emerging markets and related investments. The fund may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories or, if unrated, determined to be of comparable credit quality by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 50% of its assets in non-U.S. dollar denominated fixed income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt such as participations in loans between governments and financial institutions. The fund will be invested in at least three emerging market countries, which are countries that, at the time of investment, are represented in the J.P. Morgan Emerging Markets Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or categorized by the World Bank in its annual categorization as middle- or low-income. The fund

Western Asset Emerging Markets Debt Fund	3

may invest in securities of any maturity. The subadviser attempts to maintain the dollar-weighted average effective duration of the fund’s portfolio, as estimated by the fund’s subadviser, within a range of 20% (above or below) of the duration of the J.P. Morgan Emerging Markets Bond Index Global.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards, futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus. These instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The maturity of a security may be significantly longer than its duration. A security’s maturity may be more relevant than its duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget

4	Western Asset Emerging Markets Debt Fund

deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it

Western Asset Emerging Markets Debt Fund	5

relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Foreign investments and emerging market risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Other funds and investors investments risk. The fund may be an investment option for other Legg Mason, Inc. (“Legg Mason”) sponsored mutual funds that are managed as “funds of funds,” unaffiliated mutual funds and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions or investments

6	Western Asset Emerging Markets Debt Fund

and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment

Western Asset Emerging Markets Debt Fund	7

strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (06/30/2009): 19.40    Worst Quarter (12/31/2008): (12.15)

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2017, was 4.08

8	Western Asset Emerging Markets Debt Fund

Average annual total returns (%)
(for periods ended December 31, 2016)
Class I	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	11.23	3.28	5.69
Return after taxes on distributions	9.12	1.10	3.51
Return after taxes on distributions and sale of fund shares	6.37	1.55	3.53
Other Classes (Return before taxes only)
Class A	6.28	1.98	N/A	3.64	01/13/2010
Class A2	6.31	N/A	N/A	2.30	09/03/2013
Class C	9.16	N/A	N/A	0.30	08/01/2012
Class C1	9.43	2.43	N/A	2.76	09/02/2010
Class FI	11.32	3.38	N/A	3.36	12/07/2011
Class IS	11.59	N/A	N/A	0.62	01/31/2013
JPMorgan Emerging Markets Bond Index Global (reflects no deduction for fees, expenses or taxes)[1]	10.19	5.44	6.75

[1]	For Class A, Class A2, Class C, Class C1, Class FI and Class IS shares, each for the period from the class’ inception date to December 31, 2016, the average annual total return of the JPMorgan Emerging Markets Bond Index Global was 6.63%, 6.26%, 3.48%, 5.55%, 5.45% and 2.83%, respectively.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I shares will vary from returns shown for Class I shares.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. References to “the subadviser” include each applicable subadviser.

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Chia-Liang Lian (Head of Emerging Markets Debt), Gordon S. Brown (Co-Head of Global Portfolios) and Kevin J. Ritter (Portfolio Manager). Mr. Brown has been a part of the portfolio management team for the fund since 2012. Mr. Leech has been a part of the portfolio management team for the fund since 2013. Mr. Lian has been a part of the portfolio management team for the fund since 2014. Mr. Ritter has been a part of the portfolio management team for the fund since 2015. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Western Asset Emerging Markets Debt Fund	9

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class A2*	Class C1	Class C1[2]	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/ None**	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/ None**	N/A
IRAs	250/50	250/50	250/50	250/50	N/A	N/A	1 million/ None**	N/A
SIMPLE IRAs	None/ None	None/ None	None/ None	None/ None	N/A	N/A	1 million/ None**	N/A
Systematic Investment Plans	50/50	50/50	50/50	50/50	N/A	N/A	1 million/ None**	N/A
Clients of Eligible Financial Intermediaries	None/ None	None/ None	N/A	N/A	None/ None	None/ None	None/ None	None/ None
Eligible Investment Programs	None/ None	None/ None	N/A	N/A	None/ None	None/ None	None/ None	None/ None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/ None	None/ None	None/ None	N/A	None/ None	None/ None	None/ None	None/ None
Other Retirement Plans	None/ None	None/ None	None/ None	N/A	N/A	N/A	1 million/ None*	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/ None	1 million/ None

[1]	Initial investments in Class C shares may be combined with existing investment amounts in Class C1 shares for the purposes of satisfying the initial investment minimums of Class C shares. Class C shares are not available for purchase through LMIS Accounts.
[2]	Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.
*	Available to investors investing through a Service Agent with a direct transfer agent relationship with the fund.
**	Available to investors investing directly with the fund.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

10	Western Asset Emerging Markets Debt Fund

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Western Asset Emerging Markets Debt Fund	11

LMFX012759SP 06/17